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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest Event Reported): January 31, 2003


                           COMMISSION FILE NO. 0-14836

                              ---------------------

                             METAL MANAGEMENT, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                                         94-2835068
   (State or other jurisdiction                            (I.R.S. Employer
 of incorporation or organization)                      Identification Number)


                         500 N. DEARBORN ST., SUITE 405,
                                CHICAGO, IL 60610
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (312) 645 - 0700

                              ---------------------



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ITEM 5:  OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On January 30, 2003, Metal Management, Inc. (the "Company") issued a press release announcing that it had received a subpoena to produce documents before a federal grand jury. The press release states that the Company intends to cooperate fully with the subpoena. The entire text of that press release is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7:  EXHIBITS

         (c) Exhibits.

         99.1  Press release, dated January 30, 2003, issued by the Registrant.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      METAL MANAGEMENT, INC.


                                      By:      /s/ Robert C. Larry
                                         ---------------------------------------
                                               Robert C. Larry
                                               Executive Vice President,
                                               Finance and Chief
                                               Financial Officer
                                               (Principal Financial Officer)




Date:  January 31, 2003





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                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX


         NUMBER AND DESCRIPTION OF EXHIBIT
         ---------------------------------

99.1 Press release dated January 30, 2003, issued by Metal Management, Inc.